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                                                                    EXHIBIT 99.3


                            Joint Filing Agreement

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Depositary Units representing Limited Partners' Interests in Perkins Family Restaurants, L.P., a Delaware limited partnership and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: August 26, 1997

PERKINS RESTAURANTS, INC.


By:/s/ Donald N. Smith
   ---------------------------
Name: Donald N. Smith
Title:

THE  RESTAURANT COMPANY, INC.


By:/s/ Donald N. Smith
   ---------------------------
Name: Donald N. Smith
Title:


/s/ Donald N. Smith
-----------------------------
     DONALD N. SMITH

HARRAH'S OPERATING COMPANY, INC.


By:/s/ Charles L. Atwood
   --------------------------
Name: Charles L. Atwood
Title: Vice President and Treasurer






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THE  EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:/s/ Alvin H. Fenichel
   --------------------------
Name:  Alvin H. Fenichel
Title: Senior Vice President and Controller

THE  EQUITABLE COMPANIES INCORPORATED



By:/s/ Alvin H. Fenichel
   --------------------------
Name:  Alvin H. Fenichel
Title: Senior Vice President and Controller


AXA - UAP
FINAXA
AXA ASSURANCES I.A.R.D. MUTUELLE
AXA ASSURANCES VIE MUTUELLE
AXA COURTAGE ASSURANCE MUTUELLE
ALPHA ASSURANCES VIE MUTUELLE
CLAUDE BEBEAR, AS AXA VOTING TRUSTEE
PATRICE GARNIER, AS AXA VOTING TRUSTEE
HENRI DE CLERMONT-TONNERRE, AS AXA VOTING TRUSTEE

Signed on behalf of each of the above


By:/s/ Alvin H. Fenichel
   --------------------------
Name:  Alvin H. Fenichel
Title: Attorney-in-fact